Exhibit 10.20


                                 AMENDMENT NO. 1
                                       TO
                            SERIES 1995-1 SUPPLEMENT


                  AMENDMENT NO. 1, dated February 29, 1996, among Carcorp, Inc., a Delaware corporation (the "Company"), Collins & Aikman Products Co., a Delaware corporation, as master servicer (the "Master Servicer"), and Chemical Bank, as trustee (the "Trustee"), to that certain Series 1995-1 Supplement, dated as of March 30, 1995 (the "Series 1 Supplement"), among the Company, the Master Servicer and the Trustee, to that certain Pooling Agreement, dated as of March 30, 1995, as amended by Amendment No. 1 dated September 5, 1995 and Amendment No. 2 dated October 25, 1995 (the "Pooling Agreement"), among the Company, the Master Servicer and the Trustee.

                  WHEREAS, the Company, the Master Servicer and the Trustee entered into the Pooling Agreement providing for, among other things, (i) the creation of a master trust to which the Company has and will transfer all of its right, title and interest in, to and under the Receivables and the other Trust Assets owned by the Company and (ii) the issuance by such master trust of one or more Series of Investor Certificates, the Exchangeable Company Certificate and the Subordinated Company Certificates representing interests in the Receivables and such other Trust Assets; and

                  WHEREAS, the Series 1 Certificates have been issued pursuant to the Series 1 Supplement; and

                  WHEREAS, the Series 2 Certificates have been issued pursuant to the Series 1995-2 Supplement, dated as of March 30, 1995 (the "Series 2 Supplement"), among the Company, the Master Servicer, Societe Generale, as Agent, and the Trustee; and

                  WHEREAS,  Section 10.1(b) of the Pooling Agreement and Section
8.5 of the Series 1 Supplement permit the Series 1 Supplement to be amended from time to time pursuant to the provisions set forth in the Pooling Agreement; and

                  WHEREAS, each Holder of a Term Certificate has consented to the changes being effected pursuant to this Amendment No. 1; and

                  WHEREAS, the parties hereto wish to amend the Series 1 Supplement as set forth herein;


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                  NOW,  THEREFORE,  in consideration of the above premises,  and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling Agreement or the Series 1 Supplement, as the case may be.

                  2.       (a)      Section 1.1 of the Series 1 Supplement is
hereby amended by inserting in their proper alphabetical order the following new definitions:

                  "Obligor Overconcentration Percentage" shall mean, with respect to each Eligible Obligor (other than a Primary Auto Obligor) whose Eligible Receivables on the last Business Day of the Series 1 Revolving Period have an aggregate Principal Amount in excess of the related Obligor Limit, the percentage equivalent of a fraction, determined on the last Business Day of the Series 1 Revolving Period, the numerator of which is the excess of (i) the aggregate Principal Amount of all Eligible Receivables of such Eligible Obligor in the Trust over (ii) the Obligor Limit for such Eligible Obligor, and the denominator of which is the aggregate Principal Amount of all Eligible Receivables of such Eligible Obligor in the Trust.

                  "Series 1 Escrow Account" shall have the meaning assigned in subsection 3A.2(a).

                  "Series 1 Overconcentration Amount" shall mean, with respect to each Business Day during the Series 1 Amortization Period (including Distribution Dates), for each Eligible Obligor (other than a Primary Auto Obligor), whose Eligible Receivables on the last Business Day of the Series 1 Revolving Period have an aggregate Principal Amount in excess of the related Obligor Limit, the product of the amount of funds deposited into the Series 1 Collection Subaccount on such day with respect to Eligible Receivables of such Eligible Obligor and the Obligor Overconcentration Percentage for such Eligible Obligor.

                  "Uncommitted Primary Auto Receivables Amount" shall mean, with respect to each Business Day during the Series 1 Amortization Period (including Distribution Dates), the product of the amount of funds deposited into the Series 1 Collection Subaccount on such day with respect to Eligible Primary Auto Receivables and the Uncommitted Primary Auto Receivables Percentage.



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                  "Uncommitted  Primary Auto Receivables  Percentage" shall mean the percentage equivalent of a fraction, determined on the last Business Day of the Series 1 Revolving Period, the numerator of which is the excess of (a) the Aggregate Series 2 Receivables Amount over (b) the Series 2 Allocated Receivables Amount and the denominator of which is the excess of (x) the aggregate Principal Amount of the Eligible Primary Auto Receivables over (y) the Series 2 Allocated Receivables
         Amount. For purposes of determining the Uncommitted Primary Auto Receivables Percentage, no effect shall be given to any Additional Series 2 Receivables.

                  (b) Section 2.2 of the Series 1 Supplement is hereby amended by adding a new paragraph (d) to read as follows:

                  "Notwithstanding the foregoing, except as otherwise provided in Section 3A.3(f), neither the Series 1 Certificateholders' Interest nor the Subordinated Interest shall include the right to receive amounts on deposit in the Series 1 Escrow Account."

                  (c) Section 3A.2 of the Series 1 Supplement is hereby amended by adding two new sentences at the end of paragraph (a) to read in their entirety as follows:

                           "In addition,  upon the  commencement of the Series 1
                  Amortization Period, the Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust (A) for the benefit of the Class A Certificateholders,
                  (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Exchangeable Company Certificate, an account (the "Series 1 Escrow
                  Account"). The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Series 1 Escrow Account and in all proceeds thereof."

                  (d) Section 3A.3 of the Series 1 Supplement is hereby amended as follows:

                  (i) by amending clause (iii) of paragraph (c) to read in its entirety as follows:

                           "(iii)  On each  Business  Day  during  the  Series 1
                  Amortization Period (including Distribution Dates), funds deposited in the Series 1 Principal Collection Sub-subaccount and the Series 1 Escrow Account shall

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                  be invested in Eligible Investments that mature on or prior to the next Determination Date and shall be applied on the next Distribution Date in accordance with subsections 3A.6(c), 3A.6(f) or 3A.6(g), as applicable. No amounts on deposit in the Series 1 Principal Collection Sub-subaccount or the Series 1 Escrow Account shall be distributed by the Trustee to the Company during the Series 1 Amortization Period."

                  (ii) by adding new paragraphs (e), (f) and (g) to read in their entirety as follows:

                           "(e)  Notwithstanding  any  other  provisions  of the
                  Agreement or this Supplement to the contrary, on each Business Day during the Series 1 Amortization Period (including Distribution Dates), the Trustee shall transfer from the Series 1 Collection Subaccount to the Series 1 Escrow Account the amount specified in the Daily Report as having been deposited in the Series 1 Collection Subaccount since the preceding Business Day in respect of (i) Ineligible Receivables, (ii) any Series 1 Overconcentration Amounts and
                  (iii) any Uncommitted Primary Auto Receivables Amount.

                           (f) If the Term  Certificates  Invested Amount is not
                  paid in full on any Distribution Date following the date on which the Aggregate Series 1 Receivables Amount is reduced to zero, the Trustee shall transfer funds on each such Distribution Date from the Series 1 Escrow Account in the following order of priority:

                                    (i) to the  extent  there  are  insufficient
                           funds in the Series 1 Accrued Interest Sub-subaccount to pay Class A Monthly Interest and Class B Monthly Interest on such Distribution Date, to the Series 1 Accrued Interest Sub-subaccount (which amount shall be used to pay such shortfall in interest on such Distribution Date), the lesser of (x) the sum of Class A Monthly Interest and Class B Monthly Interest for such Distribution Date minus the amount on deposit in the Series 1 Accrued Interest Sub-subaccount on such Distribution Date and (y) the amount on deposit in the Series 1 Escrow Account;

                                    (ii) to the  Series 1  Principal  Collection
                           Sub-subaccount (which amount shall be used to pay the Series 1 Monthly Principal Payment on such
                           Distribution  Date),  the  lesser  of  (x)  the  Term
                           Certificates Invested Amount minus the amount on deposit in the Series 1 Principal Collection Sub-subaccount on such Distribution Date and (y) the

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                           amount on deposit in the Series 1 Escrow Account;
                           and

                                    (iii) if,  following  the  payment of all of
                           the amounts set forth in clauses (i) and (ii) above, there are insufficient funds in the Series 1 Accrued Interest Sub-subaccount to pay any Class A Additional Interest and/or Class B Additional Interest then owing, to the Series 1 Accrued Interest Sub-subaccount (which amount shall be used to pay any such Class A Additional Interest and/or Class B Additional Interest on such Distribution Date), the lesser of (x) the sum of any such Class A Additional Interest and/or Class B Additional Interest minus the amount on deposit in the Series 1 Accrued Interest Sub-subaccount on such Distribution Date after payment of Class A Monthly Interest and Class B Monthly Interest for such Distribution Date and (y) the amount on deposit in the Series 1 Escrow Account.

                           (g) On the Distribution Date on which the Term Certificates Invested Amount is paid in full (regardless of whether the Aggregate Series 1 Receivables Amount has been reduced to zero), any amounts on deposit in the Series 1 Escrow Account shall be distributed to the holder of the Exchangeable Company Certificate."; and

                  (iii)  by relettering paragraph (e) to be paragraph (h).

                  (e) Exhibit E to the Series 1 Supplement is hereby amended by deleting such Exhibit E in its entirety and substituting in lieu thereof a new Exhibit E in the form set forth on Annex A attached hereto.

                  3. Except as otherwise set forth herein, the Series 1 Supplement shall continue in full force and effect in accordance with its terms.

                  4. This Amendment No. 1 to the Series 1 Supplement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.


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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Amendment No. 1 to the Series 1 Supplement as of the day and year first above written.


                            CARCORP, INC., as Company


                       By:
                               Name:  Monte L. Miller
                               Title:         President


                            COLLINS & AIKMAN PRODUCTS CO.,
                             as Master Servicer


                       By:
                               Name:  J. Michael Stepp
                               Title:         Executive Vice President and
                                              Chief Financial Officer


                            CHEMICAL BANK, not in its individual
                             capacity but solely as Trustee


                        By:
                                Name:  Charles E. Dooley
                                Title: Vice President


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